Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended June 30, 2011

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

June 30, 2011

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic downturn and its effect on employment, consumer confidence and consumer spending; tenant business and solvency and leasing decisions and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including at recently redeveloped properties. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2010. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of June 30, 2011 the Company’s 49 properties included 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 33.2 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Third Quarter 2011                        October 27, 2011

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Cedrik Lachance	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Sidoti & Company, LLC	Jeffrey Lau	(212) 453-7029

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

May 5, 2011 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Acquisitions, dispositions, development and redevelopment activities:

July 28, 2011 - PREIT announced that new retailers are joining PREIT malls.

July 28, 2011 - PREIT announced that jcpenney, Nordstrom Rack, Bravo Cucina Italiana and Forever 21 have signed leases at Willow Grove Park in Willow Grove, PA.

May 18, 2011 - PREIT announced the opening of transformative community-based services at Voorhees Town Center in Voorhees, NJ and Orlando Fashion Square in Orlando, FL.

Financing activities:

June 30, 2011 - PREIT announced the amendment and extension of its $490 Million Credit Facility and the refinancing of two mortgage loans.

Other activities:

July 12, 2011 - PREIT scheduled its Second Quarter 2011 earnings call for Thursday, July 28, 2011.

June 6, 2011 - PREIT announced the results of the annual meeting of shareholders.

June 6, 2011 - PREIT announced it will present at REITWeek 2011, NAREIT’s Invester Forum in New York, NY.

April 15, 2011 - PREIT scheduled its First Quarter 2011 earnings call for Wednesday, April 27, 2011.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended June 30,		Year Ended December 31,
	2011	2010	2010	2009
TRADING INFORMATION
High Price per share	$17.34	$17.35	$17.35	$9.13
Low Price per share	$13.64	$11.85	$8.35	$2.20
Closing Share Price (at the end of period)	$15.70	$12.22	$14.53	$8.46
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	55,686	55,318	55,436	44,615
OP Units Outstanding	2,329	2,329	2,329	2,329

Total Shares and OP Units Outstanding	58,015	57,647	57,765	46,944

Equity Market Capitalization—Shares and OP Units	$910,832	$704,440	$839,327	$397,148

DEBT CAPITALIZATION (1)
Secured Debt Balance (2)	$2,233,228	$2,389,267	$2,265,572	$1,956,193
Unsecured Debt Balance (3) (4)	136,900	136,900	136,900	792,900

Debt Capitalization	2,370,128	2,526,167	2,402,472	2,749,093

TOTAL MARKET CAPITALIZATION	$3,280,960	$3,230,607	$3,241,799	$3,146,241

Equity Capitalization/Total Market Capitalization	27.8%	21.8%	25.9%	12.6%
Debt Capitalization/Total Market Capitalization	72.2%	78.2%	74.1%	87.4%
Unsecured Debt Balance/Total Debt	5.8%	5.4%	5.7%	28.8%

DISTRIBUTIONS PER COMMON SHARE
Ordinary Income	(5)	$0.150	$0.600	$0.630
Capital Gain	(5)	-	-	0.110
Return of Capital/Non-Taxable	(5)	-	-	-

Distributions per share	$0.150	$0.150	$0.600	$0.740

Annualized Dividend Yield (6)	3.8%	4.9%	4.1%	8.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$29,388	$33,157	$47,107	$77,147

Revolving Credit Facility	250,000	150,000	150,000	500,000
Amount Outstanding	(70,000)	-	-	(486,000)
Letters of Credit	(561)	(1,534)	(1,534)	(3,030)

Available Revolving Credit Facility (7)	179,439	148,466	148,466	10,970

TOTAL	$208,827	$181,623	$195,573	$88,117

Shelf Registration	$831,812	$831,812	$831,812	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgage loans.

(2)	The secured debt balance includes $240,000 in Term Loans and a $70,000 Revolving Facility as of June 30, 2011.

(3)	The unsecured debt balance included $170,000 in a senior unsecured 2008 Term Loan and $486,000 in outstanding Credit Facility borrowings for the year ended December 31, 2009.

(4)	The unsecured debt balance includes exchangeable notes of $136,900 for all periods presented.

(5)	Tax status of 2011 dividend payments will be available in January 2012.

(6)	Based on closing share price at the end of the period.

(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended June 30, 2011 and June 30, 2010

Proportionate Consolidation Method

(in thousands)

	Quarter Ended June 30, 2011				Quarter Ended June 30, 2010
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$70,934	$6,361	$-	$77,295	$71,013	$6,528	$2,618	$80,159
Expense reimbursements	31,355	2,547	-	33,902	32,175	2,694	534	35,403
Percentage rent	715	-	-	715	641	14	-	655
Lease termination revenue	693	-	-	693	373	275	-	648
Other real estate revenue	3,694	337	-	4,031	3,498	286	3	3,787

Real estate revenue	107,391	9,245	-	116,636	107,700	9,797	3,155	120,652
Interest and other income	809	-	-	809	598	-	-	598

Total revenue	108,200	9,245	-	117,445	108,298	9,797	3,155	121,250

EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,260)	(2,066)	-	(37,326)	(34,932)	(2,063)	(579)	(37,574)
Utilities	(6,078)	(229)	-	(6,307)	(6,165)	(219)	(1)	(6,385)
Other operating expenses	(6,129)	(587)	-	(6,716)	(6,349)	(612)	(24)	(6,985)

Total operating expenses	(47,467)	(2,882)	-	(50,349)	(47,446)	(2,894)	(604)	(50,944)

Depreciation and amortization	(36,614)	(2,358)	-	(38,972)	(40,274)	(2,102)	(1,324)	(43,700)
Other expenses:
General and administrative expenses	(10,433)	-	-	(10,433)	(9,617)	-	-	(9,617)
Project costs and other expenses	(353)	-	-	(353)	(161)	-	-	(161)

Total other expenses	(10,786)	-	-	(10,786)	(9,778)	-	-	(9,778)

Interest expense, net (2)	(34,941)	(2,858)	-	(37,799)	(37,998)	(1,853)	(627)	(40,478)

Total expenses	(129,808)	(8,098)	-	(137,906)	(135,496)	(6,849)	(2,555)	(144,900)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(21,608)	1,147	-	(20,461)	(27,198)	2,948	600	(23,650)
Equity in income of partnerships	1,147	(1,147)	-	-	2,948	(2,948)	-	-
Gains on sales of real estate	740	-	-	740	-	-	-	-
Gains on sales of non-operating real estate	710	-	-	710	-	-	-	-

Loss from continuing operations	(19,011)	-	-	(19,011)	(24,250)	-	600	(23,650)
Discontinued operations:
Operating results from discontinued operations	-	-	-	-	600	-	(600)	-

Income from discontinued operations	-	-	-	-	600	-	(600)	-

Net loss	(19,011)	-	-	(19,011)	(23,650)	-	-	(23,650)
Less: net loss attributable to noncontrolling interest	763	-	-	763	964	-	-	964

Net loss attributable to PREIT	$(18,248)	$-	$-	$(18,248)	$(22,686)	$-	$-	$(22,686)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $367 and $943 for the quarters ended June 30, 2011 and 2010, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Six Months Ended June 30, 2011 and June 30, 2010

Proportionate Consolidation Method

(in thousands)

	Six Months Ended June 30, 2011				Six Months Ended June 30, 2010
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$142,694	$12,740	$-	$155,434	$142,854	$12,764	$5,231	$160,849
Expense reimbursements	65,118	5,141	-	70,259	66,410	5,406	1,111	72,927
Percentage rent	1,696	21	-	1,717	1,525	27	-	1,552
Lease termination revenue	718	-	-	718	2,181	275	-	2,456
Other real estate revenue	6,727	642	-	7,369	6,460	563	6	7,029

Real estate revenue	216,953	18,544	-	235,497	219,430	19,035	6,348	244,813
Interest and other income	1,727	-	-	1,727	1,326	-	-	1,326

Total revenue	218,680	18,544	-	237,224	220,756	19,035	6,348	246,139

EXPENSES:
Operating expenses:
CAM and real estate taxes	(72,564)	(4,365)	-	(76,929)	(71,501)	(4,407)	(1,312)	(77,220)
Utilities	(11,909)	(425)	-	(12,334)	(12,466)	(417)	(3)	(12,886)
Other operating expenses	(12,087)	(1,099)	-	(13,186)	(12,136)	(1,175)	(59)	(13,370)

Total operating expenses	(96,560)	(5,889)	-	(102,449)	(96,103)	(5,999)	(1,374)	(103,476)

Depreciation and amortization	(71,124)	(4,328)	-	(75,452)	(81,004)	(4,561)	(2,601)	(88,166)
Other expenses:
General and administrative expenses	(20,015)	-	-	(20,015)	(19,303)	-	-	(19,303)
Project costs and other expenses	(497)	-	-	(497)	(455)	-	-	(455)

Total other expenses	(20,512)	-	-	(20,512)	(19,758)	-	-	(19,758)

Interest expense, net (2)	(68,554)	(5,637)	-	(74,191)	(72,204)	(3,437)	(1,252)	(76,893)

Total expenses	(256,750)	(15,854)	-	(272,604)	(269,069)	(13,997)	(5,227)	(288,293)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(38,070)	2,690	-	(35,380)	(48,313)	5,038	1,121	(42,154)
Equity in income of partnerships	2,690	(2,690)	-	-	5,038	(5,038)	-	-
Gains on sales of real estate	740	-	-	740	-	-	-	-
Gains on sales of non-operating real estate	710	-		710	-	-	-	-

Loss from continuing operations	(33,930)	-	-	(33,930)	(43,275)	-	1,121	(42,154)
Discontinued operations
Operating results from discontinued operations	-	-	-	-	1,121	-	(1,121)	-

Income from discontinued operations	-	-	-	-	1,121	-	(1,121)	-

Net loss	(33,930)	-	-	(33,930)	(42,154)	-	-	(42,154)
Less: net loss attributable to noncontrolling interests	1,364	-	-	1,364	1,842	-	-	1,842

Net loss attributable to PREIT	$(32,566)	$-	$-	$(32,566)	$(40,312)	$-	$-	$(40,312)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $765 and $1,478 for the six months ended June 30, 2011 and 2010, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Quarters Ended June 30, 2011 and 2010

(in thousands)

	Quarter Ended June 30, 2011			Quarter Ended June 30, 2010
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$76,956	$339	$77,295	$77,148	$3,011	$80,159
Expense reimbursements	33,893	9	33,902	34,854	549	35,403
Percentage rent	715	-	715	655	-	655
Lease termination revenue	693	-	693	648	-	648
Other real estate revenue	3,909	122	4,031	3,666	121	3,787

TOTAL REAL ESTATE REVENUE	116,166	470	116,636	116,971	3,681	120,652

Operating expenses:
CAM and real estate taxes	(36,917)	(409)	(37,326)	(36,633)	(941)	(37,574)
Utilities	(6,307)	-	(6,307)	(6,384)	(1)	(6,385)
Other operating expenses	(6,660)	(56)	(6,716)	(6,922)	(63)	(6,985)

TOTAL OPERATING EXPENSES	(49,884)	(465)	(50,349)	(49,939)	(1,005)	(50,944)

NET OPERATING INCOME	$66,282	$5	$66,287	$67,032	$2,676	$69,708

	Quarter Ended June 30, 2011			Quarter Ended June 30, 2010

SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$71,811	$5,145	$76,956	$71,410	$5,738	$77,148
Expense reimbursements	32,699	1,194	33,893	33,674	1,180	34,854
Percentage rent	715	-	715	646	9	655
Lease termination revenue	78	615	693	648	-	648
Other real estate revenue	3,845	64	3,909	3,605	61	3,666

TOTAL REAL ESTATE REVENUE	109,148	7,018	116,166	109,983	6,988	116,971

Operating expenses:
CAM and real estate taxes	(35,678)	(1,239)	(36,917)	(35,324)	(1,309)	(36,633)
Utilities	(6,216)	(91)	(6,307)	(6,327)	(57)	(6,384)
Other operating expenses	(6,560)	(100)	(6,660)	(6,806)	(116)	(6,922)

TOTAL OPERATING EXPENSES	(48,454)	(1,430)	(49,884)	(48,457)	(1,482)	(49,939)

NET OPERATING INCOME	$60,694	$5,588	$66,282	$61,526	$5,506	$67,032

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Six Months Ended June 30, 2011 and 2010

(in thousands)

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$154,743	$691	$155,434	$154,830	$6,019	$160,849
Expense reimbursements	70,238	21	70,259	71,788	1,139	72,927
Percentage rent	1,717	-	1,717	1,552	-	1,552
Lease termination revenue	718	-	718	2,456	-	2,456
Other real estate revenue	7,127	242	7,369	6,786	243	7,029

TOTAL REAL ESTATE REVENUE	234,543	954	235,497	237,412	7,401	244,813

Operating expenses:
CAM and real estate taxes	(76,110)	(819)	(76,929)	(75,226)	(1,994)	(77,220)
Utilities	(12,334)	-	(12,334)	(12,883)	(3)	(12,886)
Other operating expenses	(13,054)	(132)	(13,186)	(13,226)	(144)	(13,370)

TOTAL OPERATING EXPENSES	(101,498)	(951)	(102,449)	(101,335)	(2,141)	(103,476)

NET OPERATING INCOME	$133,045	$3	$133,048	$136,077	$5,260	$141,337

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010

SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$143,821	$10,922	$154,743	$143,674	$11,156	$154,830
Expense reimbursements	67,613	2,625	70,238	69,044	2,744	71,788
Percentage rent	1,701	16	1,717	1,560	(8)	1,552
Lease termination revenue	103	615	718	2,456	-	2,456
Other real estate revenue	7,009	118	7,127	6,676	110	6,786

TOTAL REAL ESTATE REVENUE	220,247	14,296	234,543	223,410	14,002	237,412

Operating expenses:
CAM and real estate taxes	(73,328)	(2,782)	(76,110)	(72,272)	(2,954)	(75,226)
Utilities	(12,204)	(130)	(12,334)	(12,781)	(102)	(12,883)
Other operating expenses	(12,699)	(355)	(13,054)	(12,900)	(326)	(13,226)

TOTAL OPERATING EXPENSES	(98,231)	(3,267)	(101,498)	(97,953)	(3,382)	(101,335)

NET OPERATING INCOME	$122,016	$11,029	$133,045	$125,457	$10,620	$136,077

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Loss from continuing operations	$(19,011)	$(24,250)	$(33,930)	$(43,275)
Noncontrolling interest in continuing operations	763	988	1,364	1,886
Dividends on unvested restricted shares	(144)	(168)	(262)	(266)

Loss from continuing operations used to calculate earnings per share—basic and diluted	$(18,392)	$(23,430)	$(32,828)	$(41,655)

Income from discontinued operations	$-	$600	$-	$1,121
Noncontrolling interest in discontinued operations	-	(24)	-	(44)

Income from discontinued operations used to calculate earnings per share—basic and diluted	$-	$576	$-	$1,077

Basic loss per share
Loss from continuing operations	$(0.34)	$(0.46)	$(0.60)	$(0.88)
Income from discontinued operations	-	0.01	-	0.02

	$(0.34)	$(0.45)	$(0.60)	$(0.86)

Diluted loss per share
Loss from continuing operations	$(0.34)	$(0.46)	$(0.60)	$(0.88)
Income from discontinued operations	-	0.01	-	0.02

	$(0.34)	$(0.45)	$(0.60)	$(0.86)

Weighted average common shares outstanding	55,656	51,439	55,571	48,038
Weighted average unvested restricted shares	(976)	(1,122)	(1,004)	(1,025)

Weighted average shares outstanding—basic	54,680	50,317	54,567	47,013
Weighted average effect of common share equivalents (1)	-	-	-	-

Total weighted average shares outstanding—diluted	54,680	50,317	54,567	47,013

(1)

The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 851 and 587 for the quarters ended June 30, 2011 and 2010, respectively, and 922 and 349 for the six months ended June 30, 2011 and 2010, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended June 30, 2011				Quarter Ended June 30, 2010
FUNDS FROM OPERATIONS (FFO)	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total

Real estate revenue (1)	$107,391	$9,245	$-	$116,636	$107,700	$9,797	$3,155	$120,652
Operating expenses	(47,467)	(2,882)	-	(50,349)	(47,446)	(2,894)	(604)	(50,944)

NET OPERATING INCOME	59,924	6,363	-	66,287	60,254	6,903	2,551	69,708
General and administrative expenses	(10,433)	-	-	(10,433)	(9,617)	-	-	(9,617)
Interest and other income	809	-	-	809	598	-	-	598
Project costs and other expenses	(353)	-	-	(353)	(161)	-	-	(161)
Interest expense, net	(34,941)	(2,858)	-	(37,799)	(37,998)	(1,853)	(627)	(40,478)
Gains on sales of non operating real estate	710	-	-	710	-	-	-	-
Depreciation on non real estate assets	(222)	-	-	(222)	(378)	-	-	(378)

FFO	15,494	3,505	-	18,999	12,698	5,050	1,924	19,672
Gains on sales of real estate	740	-	-	740	-	-	-	-
Depreciation on real estate assets	(36,392)	(2,358)	-	(38,750)	(39,896)	(2,102)	(1,324)	(43,322)
Equity in income of partnerships	1,147	(1,147)	-	-	2,948	(2,948)	-	-
Income in discontinued operations	-	-	-	-	600	-	(600)	-

Net loss	$(19,011)	$-	$-	$(19,011)	$(23,650)	$-	$-	$(23,650)

(1) Total includes the non-cash effect of straight-line rent of ($515) and $356 for the quarters ended June 30, 2011 and 2010, respectively.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$15,494	$3,505	$-	$18,999	$12,698	$5,050	$1,924	$19,672
Adjustments:
Straight line rent	441	74	-	515	(341)	31	(46)	(356)
Recurring capital expenditures	(4,428)	(110)	-	(4,538)	(1,616)	(3)	-	(1,619)
Tenant allowances	(4,612)	-	-	(4,612)	(3,407)	-	-	(3,407)
Capitalized leasing costs	(1,366)	-	-	(1,366)	(1,256)	-	-	(1,256)
Amortization of mortgage loan premium	(294)	-	-	(294)	(300)	-	-	(300)
Amortization of above- and below-market lease intangibles	57	(44)	-	13	61	(67)	-	(6)
Amortization of exchangeable notes debt discount	487		-	487	461	-	-	461
Impairment of assets	225	-	-	225	-	-	-	-

FAD	$6,004	$3,425	$-	$9,429	$6,300	$5,011	$1,878	$13,189

Weighted average number of shares outstanding				54,680				50,317
Weighted average effect of full conversion of OP Units				2,329				2,329
Effect of common share equivalents				851				587

Total weighted average shares outstanding, including OP Units				57,860				53,233

FFO				$18,999				$19,672
Accelerated amortization of deferred financing fees				100				2,258
Impairment of assets				225				-

FFO AS ADJUSTED				$19,324				$21,930

FFO PER DILUTED SHARE AND OP UNIT				$0.33				$0.37

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.33				$0.41

FAD PER DILUTED SHARE AND OP UNIT				$0.16				$0.25

DIVIDEND PER COMMON SHARE				$0.15				$0.15

PAYOUT RATIOS

Payout ratio of FFO				36.5% (2)				61.5% (3)

Payout ratio of FFO as adjusted				35.7% (2)				25.6% (3)

Payout ratio of FAD				67.4% (2)				36.3% (3)

(2)	Twelve months ended June 30, 2011.

(3)	Payout ratio of FFO, as adjusted, and FAD for the twelve months ended June 30, 2010.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Six Months Ended June 30, 2011				Six Months Ended June 30, 2010
FUNDS FROM OPERATIONS (FFO)	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total

Real estate revenue (1)	$216,953	$18,544	$-	$235,497	$219,430	$19,035	$6,348	$244,813
Operating expenses	(96,560)	(5,889)	-	(102,449)	(96,103)	(5,999)	(1,374)	(103,476)

NET OPERATING INCOME	120,393	12,655	-	133,048	123,327	13,036	4,974	141,337
General and administrative expenses	(20,015)	-	-	(20,015)	(19,303)	-	-	(19,303)
Interest and other income	1,727	-	-	1,727	1,326	-	-	1,326
Project costs and other expenses	(497)	-	-	(497)	(455)	-	-	(455)
Interest expense, net	(68,554)	(5,637)	-	(74,191)	(72,204)	(3,437)	(1,252)	(76,893)
Gains on sales of non operating real estate	710	-	-	710	-	-	-	-
Depreciation on non real estate assets	(474)	-	-	(474)	(816)	-	-	(816)

FFO	33,290	7,018	-	40,308	31,875	9,599	3,722	45,196
Gains on sales of real estate	740	-	-	740		-	-	-
Depreciation on real estate assets	(70,650)	(4,328)	-	(74,978)	(80,188)	(4,561)	(2,601)	(87,350)
Equity in income of partnerships	2,690	(2,690)	-	-	5,038	(5,038)	-	-
Income in discontinued operations	-	-	-	-	1,121	-	(1,121)	-

Net loss	$(33,930)	$-	$-	$(33,930)	$(42,154)	$-	$-	$(42,154)

(1) Total includes the non-cash effect of straight-line rent of ($306) and $878 for the years ended June 30, 2011 and 2010, respectively.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$33,290	$7,018	$-	$40,308	$31,875	$9,599	$3,722	$45,196
Adjustments:
Straight line rent	165	141		306	(838)	51	(91)	(878)
Recurring capital expenditures	(4,758)	(143)	-	(4,901)	(1,734)	(47)	-	(1,781)
Tenant allowances	(5,841)	-	-	(5,841)	(5,389)	18	-	(5,371)
Capitalized leasing costs	(2,524)	-	-	(2,524)	(2,141)	-	-	(2,141)
Amortization of mortgage loan premium	(576)	-	-	(576)	(586)	-	-	(586)
Amortization of above- and below-market lease intangibles	104	(91)	-	13	120	(133)	-	(13)
Amortization of exchangeable notes debt discount	966	-	-	966	915	-	-	915
Impairment of assets	225	-	-	225	-	-	-	-

FAD	$21,051	$6,925	$-	$27,976	$22,222	$9,488	$3,631	$35,341

Weighted average number of shares outstanding				54,567				47,013
Weighted average effect of full conversion of OP Units				2,329				2,329
Effect of common share equivalents				922				349

Total weighted average shares outstanding, including OP Units				57,818				49,691

FFO				$40,308				$45,196
Accelerated amortization of deferred financing fees				100				2,258
Impairment of assets				225				-

FFO AS ADJUSTED				$40,633				$47,454

FFO PER DILUTED SHARE AND OP UNIT				$0.70				$0.91

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.70				$0.95

FAD PER DILUTED SHARE AND OP UNIT				$0.48				$0.71

DIVIDEND PER COMMON SHARE				$0.30				$0.30

PAYOUT RATIOS

Payout ratio of FFO				36.5% (2)				61.5% (3)

Payout ratio of FFO as adjusted				35.7% (2)				25.6% (3)

Payout ratio of FAD				67.4% (2)				36.3% (3)

(2)	Twelve months ended June 30, 2011.

(3)	Payout ratio of FFO, FFO as adjusted, and FAD for the twelve months ended June 30, 2010.

Pennsylvania Real Estate Investment Trust

2011 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf (3)

New Leases - Previously Leased Space:

1st Quarter (1)	21	77,140	$22.24	$19.68	$(2.56)	-11.5%	$1.39
2nd Quarter (2)	27	82,868	21.79	21.97	0.18	0.8%	1.45

Total/Average	48	160,008	$22.01	$20.87	$(1.14)	-5.2%	$1.42

New Leases - Previously Vacant Space: (4)

1st Quarter	20	86,463	N/A	$16.86	$16.86	N/A	$2.05
2nd Quarter	39	110,003	N/A	18.38	18.38	N/A	3.40

Total/Average	59	196,466	N/A	$17.71	$17.71	N/A	$2.81

Renewal: (5)

1st Quarter (1)	81	310,673	$22.22	$22.23	$0.01	0.0%	$0.09
2nd Quarter (2)	92	321,947	22.37	22.89	0.52	2.3%	0.05

Total/Average	173	632,620	$22.30	$22.57	$0.27	1.2%	$0.07

Anchor Renewal:

1st Quarter	5	367,162	$2.73	$2.73	$-	0.0%	$-
2nd Quarter	4	436,916	2.40	2.40	-	0.0%	-

Total/Average	9	804,078	$2.55	$2.55	$-	0.0%	$-

(1) Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -5.6% for New Leases - Previously Leased Space and -6.0% for Renewals.

(2) Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were 2.2% for New Leases - Previously Leased Space and -2.3% for Renewals.

(3) These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(4) This category includes newly constructed and recommissioned space.

(5) This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	June 30, 2011			June 30, 2010			Change
		Occupancy(1)			Occupancy(1)			Occupancy(1)
	Avg Base			Avg Base			Avg Base
	Rent	Total	Non- Anchor	Rent	Total	Non- Anchor	Rent	Total	Non- Anchor

Malls weighted average (2)	$ 32.40	90.3%	86.3%	$ 32.65	90.2%	85.9%	-0.8%	0.1%	0.4%

Strip and Power Centers weighted average	$ 16.29	94.5%	91.9%	$ 16.07	95.5%	93.4%	1.4%	-1.0%	-1.5%

Retail Portfolio weighted average	$ 28.83	90.8%	87.1%	$ 28.81	90.8%	86.9%	0.1%	0.0%	0.2%

Consolidated Properties	$ 30.37	90.3%	86.1%	$ 30.62	90.2%	85.8%	-0.8%	0.1%	0.3%

Unconsolidated Properties	$ 23.59	94.1%	92.1%	$ 22.91	94.9%	93.3%	3.0%	-0.8%	-1.2%

Same Properties	$ 28.83	90.8%	87.1%	$ 28.81	90.8%	86.9%	0.1%	0.0%	0.2%

(1) Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2) Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.22/sq ft as of June 30, 2011 and $14.52/sq ft as of June 30, 2010.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		June 30, 2011			June 30, 2010			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup . Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup . Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup . Cost Ratio(2)
Sales per square foot over $400	26.9%
Cherry Hill Mall		$46.51	$556	13.6%	$46.16	$523	14.7%	0.8%	6.3%	-1.1%
Lehigh Valley Mall		45.40	525	12.6%	44.70	522	12.6%	1.6%	0.6%	0.0%
Woodland Mall		40.66	508	13.0%	44.28	472	13.0%	-8.2%	7.6%	0.0%
Jacksonville Mall		33.08	487	10.4%	33.04	496	10.0%	0.1%	-1.8%	0.4%
Sales per square foot between $350 - $400	37.6%
Willow Grove Park		43.91	398	16.7%	43.58	384	16.7%	0.8%	3.6%	0.0%
Dartmouth Mall		30.07	398	11.5%	29.62	350	12.6%	1.5%	13.7%	-1.1%
The Mall at Prince Georges		36.73	390	13.7%	36.51	369	15.3%	0.6%	5.7%	-1.6%
Patrick Henry Mall		40.34	389	13.9%	39.05	407	13.3%	3.3%	-4.4%	0.6%
Moorestown Mall		35.84	376	15.2%	36.73	366	15.4%	-2.4%	2.7%	-0.2%
Valley View Mall		29.70	366	11.9%	30.49	360	11.9%	-2.6%	1.7%	0.0%
Valley Mall		25.76	366	11.0%	26.43	303	12.2%	-2.5%	20.8%	-1.2%
Viewmont Mall		29.59	364	13.0%	29.76	365	13.1%	-0.6%	-0.3%	-0.1%
Wyoming Valley Mall		31.26	364	12.2%	31.17	362	12.8%	0.3%	0.6%	-0.6%
The Gallery at Market East		37.55	360	14.3%	37.17	351	13.8%	1.0%	2.6%	0.5%
Springfield Mall		34.24	355	14.4%	33.76	336	17.1%	1.4%	5.7%	-2.7%
Capital City Mall		33.34	353	11.8%	33.65	353	11.8%	-0.9%	0.0%	0.0%
Sales per square foot between $300 - $349	16.3%
Francis Scott Key Mall		27.40	334	11.5%	26.83	326	11.7%	2.1%	2.5%	-0.2%
Plymouth Meeting Mall		31.11	326	10.4%	31.58	277	11.0%	-1.5%	17.7%	-0.6%
Magnolia Mall		28.50	324	13.2%	26.80	311	13.4%	6.4%	4.2%	-0.2%
Exton Square Mall		36.33	323	13.7%	37.90	317	14.9%	-4.1%	1.9%	-1.2%
Crossroads Mall		20.76	322	9.1%	22.35	301	9.7%	-7.1%	7.0%	-0.6%
Cumberland Mall		28.98	312	13.5%	28.08	297	14.6%	3.2%	5.1%	-1.1%
Logan Valley Mall		26.11	310	11.2%	26.68	306	11.5%	-2.1%	1.3%	-0.3%
Sales per square foot under $300	19.1%
Palmer Park Mall		24.58	290	12.3%	25.39	279	11.6%	-3.2%	3.9%	0.7%
Gadsden Mall		21.54	287	9.3%	21.94	266	9.8%	-1.8%	7.9%	-0.5%
Uniontown Mall		22.53	287	10.7%	22.68	279	11.0%	-0.6%	2.9%	-0.3%
Wiregrass Commons Mall		26.77	282	11.5%	26.86	284	11.3%	-0.3%	-0.7%	0.2%
New River Valley Mall		24.62	282	10.6%	25.96	273	10.1%	-5.2%	3.3%	0.5%
Nittany Mall		21.66	276	11.2%	22.43	281	11.0%	-3.4%	-1.8%	0.2%
North Hanover Mall		26.66	268	12.5%	27.58	271	12.5%	-3.4%	-1.1%	0.0%
Lycoming Mall		21.40	262	10.4%	21.74	249	10.3%	-1.6%	5.2%	0.1%
Beaver Valley Mall		22.02	246	13.7%	22.09	250	14.2%	-0.3%	-1.6%	-0.5%
Orlando Fashion Square		29.81	241	19.2%	34.42	223	18.5%	-13.4%	8.1%	0.7%
South Mall		24.04	239	12.2%	23.13	232	12.2%	3.9%	3.0%	0.0%
Washington Crown Center		19.90	239	11.8%	21.01	235	11.5%	-5.3%	1.7%	0.3%
Chambersburg Mall		22.53	236	9.9%	26.01	240	9.5%	-13.4%	-1.7%	0.4%
Phillipsburg Mall		23.96	227	12.3%	24.73	220	12.1%	-3.1%	3.2%	0.2%
Voorhees Town Center		32.67	212	12.5%	33.95	204	13.0%	-3.8%	3.9%	-0.5%

Malls weighted average		$32.40	$359	12.8%	$32.65	$344	13.1%	-0.8%	4.4%	-0.3%
Consolidated Properties		$31.54	$348	12.7%	$31.87	$333	13.0%	-1.0%	4.5%	-0.3%
Unconsolidated Properties		$41.73	$468	13.1%	$41.02	$458	13.7%	1.7%	2.2%	-0.6%
Same Properties		$32.40	$359	12.8%	$32.65	$344	13.1%	-0.8%	4.4%	-0.3%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy (1) - Owned GLA

	June 30, 2011		June 30, 2010		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor

Beaver Valley Mall	89.4%	77.2%	89.2%	76.9%	0.2%	0.3%

Capital City Mall	97.3%	95.3%	96.5%	94.0%	0.8%	1.3%

Chambersburg Mall	84.3%	66.5%	86.9%	72.0%	-2.6%	-5.5%

Cherry Hill Mall	93.0%	91.6%	90.3%	88.3%	2.7%	3.3%

Crossroads Mall	88.9%	74.6%	87.0%	69.9%	1.9%	4.7%

Cumberland Mall	92.3%	87.3%	94.3%	90.5%	-2.0%	-3.2%

Dartmouth Mall	96.0%	93.4%	95.0%	91.7%	1.0%	1.7%

Exton Square Mall	91.7%	81.8%	90.6%	79.3%	1.1%	2.5%

Francis Scott Key Mall	98.6%	97.7%	98.1%	96.8%	0.5%	0.9%

Gadsden Mall	92.6%	81.5%	93.0%	82.5%	-0.4%	-1.0%

The Gallery at Market East (2)	61.3%	77.4%	60.5%	75.5%	0.8%	1.9%

Jacksonville Mall	99.1%	98.3%	98.4%	96.8%	0.7%	1.5%

Lehigh Valley Mall	96.1%	94.6%	95.2%	93.4%	0.9%	1.2%

Logan Valley Mall	95.0%	88.1%	94.8%	87.4%	0.2%	0.7%

Lycoming Mall	95.9%	92.3%	94.8%	90.3%	1.1%	2.0%

Magnolia Mall	98.3%	96.1%	95.8%	90.5%	2.5%	5.6%

Moorestown Mall	91.2%	80.2%	90.4%	78.4%	0.8%	1.8%

New River Valley Mall	97.6%	96.0%	95.5%	92.5%	2.1%	3.5%

Nittany Mall	94.0%	87.8%	94.3%	88.5%	-0.3%	-0.7%

North Hanover Mall	91.8%	80.4%	91.5%	79.7%	0.3%	0.7%

Orlando Fashion Square	92.0%	83.1%	88.8%	76.1%	3.2%	7.0%

Palmer Park Mall	96.3%	88.1%	95.3%	84.9%	1.0%	3.2%

Patrick Henry Mall	92.4%	85.3%	98.3%	96.6%	-5.9%	-11.3%

Phillipsburg Mall	88.0%	72.4%	91.5%	80.6%	-3.5%	-8.2%

Plymouth Meeting Mall	82.7%	73.7%	85.4%	77.8%	-2.7%	-4.1%

The Mall at Prince Georges	95.0%	89.5%	94.3%	88.0%	0.7%	1.5%

South Mall	89.5%	84.0%	89.6%	84.2%	-0.1%	-0.2%

Springfield Mall	92.8%	92.8%	93.8%	93.8%	-1.0%	-1.0%

Uniontown Mall	85.4%	74.2%	93.5%	83.5%	-8.1%	-9.3%

Valley Mall	93.7%	89.2%	95.9%	93.0%	-2.2%	-3.8%

Valley View Mall	96.3%	94.9%	96.1%	94.5%	0.2%	0.4%

Viewmont Mall	99.4%	98.5%	97.8%	94.4%	1.6%	4.1%

Voorhees Town Center	60.5%	59.9%	65.0%	64.5%	-4.5%	-4.6%

Washington Crown Center	89.3%	80.3%	85.1%	72.5%	4.2%	7.8%

Willow Grove Park (3)	70.2%	92.8%	69.2%	92.8%	1.0%	0.0%

Wiregrass Commons Mall	87.5%	81.9%	86.9%	81.0%	0.6%	0.9%

Woodland Mall	95.1%	95.1%	90.4%	90.4%	4.7%	4.7%

Wyoming Valley Mall	96.5%	90.1%	96.7%	90.5%	-0.2%	-0.4%

Malls weighted average (3)	90.3%	86.3%	90.2%	85.9%	0.1%	0.4%

Consolidated Properties	90.1%	85.8%	90.0%	85.4%	0.1%	0.4%
Unconsolidated Properties	95.3%	94.1%	94.9%	93.5%	0.4%	0.6%
Same Properties	90.3%	86.3%	90.2%	85.9%	0.1%	0.4%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% of the owned mall GLA as of June 30, 2011 and 2010.

(3)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge’s store that is currently vacant. This vacant department store represents 26.6% and 26.2% of the owned mall GLA as of June 30, 2011 and June 30, 2010, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	June 30, 2011			June 30, 2010			Change
	Avg	Occupancy (1)		Avg	Occupancy (1)		Avg	Occupancy (1)
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor

Christiana Center	$20.16	96.0%	89.1%	$19.96	98.8%	96.8%	1.0%	-2.8%	-7.7%

The Commons at Magnolia	15.33	87.3%	84.2%	13.05	83.7%	79.7%	17.5%	3.6%	4.5%

Metroplex Shopping Center	19.84	100.0%	100.0%	19.10	100.0%	100.0%	3.9%	0.0%	0.0%

The Court at Oxford Valley	15.27	91.7%	90.5%	15.60	100.0%	100.0%	-2.1%	-8.3%	-9.5%

Paxton Towne Centre	15.26	100.0%	100.0%	15.44	98.2%	97.3%	-1.2%	1.8%	2.7%

Red Rose Commons	13.14	100.0%	100.0%	13.75	82.5%	82.5%	-4.4%	17.5%	17.5%

Springfield Park	21.35	98.2%	94.9%	20.90	98.2%	94.9%	2.2%	0.0%	0.0%

Whitehall Mall	13.51	84.8%	67.7%	12.40	91.6%	82.3%	9.0%	-6.8%	-14.6%

Weighted Average	$16.29	94.5%	91.9%	$16.07	95.5%	93.4%	1.4%	-1.0%	-1.5%

Consolidated Properties	$16.33	97.0%	94.8%	$16.15	96.6%	94.1%	1.1%	0.4%	0.7%

Unconsolidated Properties	$16.28	93.4%	90.9%	$16.04	95.0%	93.1%	1.5%	-1.6%	-2.2%

Same Properties	$16.29	94.5%	91.9%	$16.07	95.5%	93.4%	1.4%	-1.0%	-1.5%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	00000000000	00000000000	00000000000	00000000000	00000000000	00000000000	00000000000	00000000000	00000000000
	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	46	582,744	5	51,516	51	634,260	$12,340	$11,312	3.65%

Foot Locker, Inc.	62	326,377	9	29,542	71	355,919	8,150	7,697	2.48%

JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,526	7,526	2.43%

Limited Brands, Inc.	57	275,395	15	48,323	72	323,718	7,487	7,041	2.27%

American Eagle Outfitters, Inc.	40	218,381	2	8,840	42	227,221	6,842	6,534	2.11%

Zale Corporation	74	55,498	-	-	74	55,498	5,691	5,386	1.74%

Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.71%

Signet Jewelers Limited	38	58,490	-	-	38	58,490	4,426	4,271	1.38%

Bain Capital LLC (4)	29	585,361	4	8,075	33	593,436	4,147	4,002	1.29%

Dick’s Sporting Goods, Inc.	8	371,675	1	50,484	9	422,159	4,687	3,967	1.28%

Luxottica Group S.p.A.	47	117,318	3	9,062	50	126,380	4,239	3,940	1.27%

Golden Gate Capital (5)	15	133,715	4	31,799	19	165,514	4,094	3,697	1.19%

Abercrombie & Fitch Co.	19	128,443	-	-	19	128,443	3,872	3,490	1.13%

Genesco, Inc.	58	76,938	3	3,052	61	79,990	3,426	3,284	1.06%

Aeropostale, Inc.	33	115,299	3	10,619	36	125,918	3,350	3,123	1.01%

Commonwealth of Pennsylvania	2	229,244	-	-	2	229,244	3,085	3,085	0.99%

Barnes & Noble, Inc.	9	271,086	-	-	9	271,086	4,105	3,023	0.97%

Hallmark Cards, Inc.	32	129,143	7	30,277	39	159,420	2,956	2,784	0.90%

The Bon-Ton Stores, Inc.	13	1,008,613	1	41,344	14	1,049,957	2,729	2,729	0.88%

Pacific Sunwear, Inc.	26	97,685	3	10,611	29	108,296	2,836	2,676	0.86%

Total Top 20 Tenants	656	9,947,537	71	2,038,648	727	11,986,185	$101,433	$94,869	30.59%

Total Leases					3,094			$310,199	100.00%

(1)	Tenant includes all brands and concepts of the tenant.

(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.

(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Consists of 18 Gymboree stores, nine Crazy 8 stores, and six Burlington Coat Factory stores.

(5)	Consists of 18 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of June 30, 2011

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf

Holdover	215	716,803	6.0%	$15,091	$14,675	5.4%	$21.05
2011	317	686,498	5.7%	18,905	18,214	6.7%	27.54
2012	522	1,724,448	14.4%	40,772	37,758	13.9%	23.64
2013	375	1,200,724	10.0%	28,029	26,328	9.7%	23.34
2014	271	939,719	7.8%	22,853	20,774	7.7%	24.32
2015	251	1,229,730	10.2%	27,821	24,909	9.2%	22.62
2016	271	1,225,493	10.2%	33,667	30,074	11.1%	27.47
2017	191	876,640	7.3%	23,205	20,636	7.6%	26.47
2018	184	929,410	7.7%	25,173	22,886	8.4%	27.08
2019	140	609,468	5.1%	18,319	17,417	6.4%	30.06
2020	132	912,748	7.6%	20,059	18,868	7.0%	21.98
Thereafter	117	949,256	8.0%	20,352	18,722	6.9%	21.44

Total/Average	2,986	12,000,937	100.0%	$294,245	$271,262	100.0%	$24.52

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf

2012	5	609,198	5.4%	$842	$806	2.1%	$1.38
2013	14	1,135,570	10.1%	4,593	4,593	11.8%	4.04
2014	15	1,551,546	13.9%	4,249	3,787	9.7%	2.74
2015	18	1,715,835	15.3%	5,115	5,115	13.1%	2.98
2016	20	1,895,436	16.9%	4,624	4,624	11.9%	2.44
2017	6	631,646	5.6%	3,148	2,733	7.0%	4.98
2018	6	777,965	6.9%	4,085	4,085	10.5%	5.25
2019	7	770,343	6.9%	2,014	2,014	5.2%	2.61
2020	3	277,729	2.5%	1,192	1,192	3.1%	4.29
Thereafter	14	1,836,725	16.5%	11,272	9,988	25.6%	6.14

Total/Average	108	11,201,993	100.0%	$41,135	$38,937	100.0%	$3.67

(1)	Only includes owned space.

(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust Retail Gross Leasable Area Occupancy Summary as of June 30, 2011

	Owned GLA
	Occupied			Vacant
	Anchor	Non-Anchor		Anchor	Non-Anchor
		Large Format (1)	Small Shop (2)			GLA Not Owned	Total GLA

Malls
Beaver Valley Mall	511,267	148,740	195,741	-	101,561	204,770	1,162,079
Capital City Mall	204,301	63,586	207,514	-	13,372	120,000	608,773
Chambersburg Mall	241,690	19,651	121,836	-	71,160	-	454,337
Cherry Hill Mall (3)	138,000	204,015	421,985	-	57,462	478,885	1,300,347
Crossroads Mall	254,211	12,231	135,947	-	50,440	-	452,829
Cumberland Mall	264,348	212,538	140,834	-	51,497	273,230	942,447
Dartmouth Mall	208,460	142,274	158,774	-	21,432	140,000	670,940
Exton Square Mall	440,301	26,617	275,174	-	67,286	277,468	1,086,846
Francis Scott Key Mall	222,176	140,616	201,893	-	7,943	139,333	711,961
Gadsden Mall	300,960	65,746	98,523	-	37,359	-	502,588
The Gallery at Market East	350,115	73,975	240,208	328,390	91,737	-	1,084,425
Jacksonville Mall	242,115	98,693	143,677	-	4,224	-	488,709
Lehigh Valley Mall	212,000	171,800	371,257	-	30,982	371,986	1,158,025
Logan Valley Mall	454,387	43,943	243,076	-	38,872	-	780,278
Lycoming Mall	333,413	182,268	170,657	-	29,575	120,000	835,913
Magnolia Mall	343,118	86,608	167,381	-	10,262	-	607,369
Moorestown Mall	408,356	98,682	166,056	-	65,156	321,2002	1,059,450
New River Valley Mall	175,306	134,996	120,303	-	10,641	-	441,246
Nittany Mall	221,462	12,500	176,684	-	26,398	95,000	532,044
North Hanover Mall	206,792	21,047	98,758	-	29,166	-	355,763
Orlando Fashion Square	491,999	149,696	216,333	-	74,322	155,576	1,087,926
Palmer Park Mall	314,235	-	126,654	-	17,042	-	457,931
Patrick Henry Mall	279,619	16,741	235,498	-	43,581	140,000	715,439
Phillipsburg Mall	326,552	42,021	139,317	-	69,248	-	577,138
Plymouth Meeting Mall (4)	253,584	164,842	194,528	-	128,235	214,635	955,824
The Mall at Prince Georges	479,619	119,073	273,925	-	46,048	-	918,665
South Mall	139,691	131,434	91,544	-	42,530	-	405,199
Springfield Mall	-	-	206,288	-	16,025	387,899	610,212
Uniontown Mall	391,096	49,888	155,824	30,282	71,495	-	698,585
Valley Mall	280,549	125,334	225,130	-	42,469	243,400	916,882
Valley View Mall	96,357	74,148	160,567	-	12,594	254,596	598,262
Viewmont Mall	386,262	82,893	154,352	-	3,687	120,000	747,194
Voorhees Town Center (5)	4,404	67,478	108,367	-	117,613	420,838	718,700
Washington Crown Center	245,401	79,085	154,171	-	57,186	140,095	675,938
Willow Grove Park	225,000	37,260	284,852	206,834	24,937	413,121	1,192,004
Wiregrass Commons	94,686	10,345	162,486	-	38,278	332,152	637,947
Woodland Mall	-	120,959	292,318	-	21,363	725,187	1,159,827
Wyoming Valley Mall	592,110	90,851	196,772	-	31,567	-	911,300

Total Malls (38 properties)	10,333,942	3,322,574	7,235,204	565,506	1,674,745	6,089,371	29,221,342

Strip and Power Centers
Christiana Center	190,814	68,132	31,288	-	12,200	-	302,434
The Commons at Magnolia	20,631	28,618	41,867	-	13,216	126,200	230,532
Metroplex Shopping Center	67,185	362,593	47,683	-	-	300,729	778,190
The Court at Oxford Valley	59,620	323,336	36,154	-	37,793	247,623	704,526
Paxton Towne Centre	151,627	221,425	71,380	-	-	273,0582	717,490
Red Rose Commons	-	248,085	15,206	-	-	199,590	462,881
Springfield Park	83,539	20,500	22,443	-	2,329	145,669	274,480
Whitehall Mall	294,635	135,271	42,691	-	84,904	-	557,501

Total Strip and Power Centers (8 properties)	868,051	1,407,960	308,712	-	150,442	1,292,869	4,028,034

CONSOLIDATED PROPERTIES	10,485,014	3,468,949	6,802,194	565,506	1,653,154	5,728,744	28,703,561
UNCONSOLIDATED PROPERTIES	716,979	1,261,585	741,722	-	172,033	1,653,496	4,545,815
TOTAL PROPERTIES	11,201,993	4,730,534	7,543,916	565,506	1,825,187	7,382,240	33,249,376

(1) Includes tenants greater than 10,000 square feet.

(2) Includes tenants less than 10,000 square feet.

(3) Additional 24,588 sf has been entitled but not yet built.

(4) Additional 14,316 sf has been entitled but not yet built.

(5) Additional 19,101 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2011

Properties	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Anchors / Major Tenants	Lease Expiration

MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s jcpenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/16
Capital City Mall Camp Hill, PA	100%	2003	1974/2005	jcpenney Macy’s Sears	11/30/15 (1) 7/28/14
Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory jcpenney Sears	1/28/16 1/31/19 3/31/12 2/9/15
Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel jcpenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25
Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk jcpenney Sears	11/5/14 12/31/16 3/31/16
Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot jcpenney	1/31/16 (1) (1) 4/30/19 1/31/19 11/30/13
Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	jcpenney Macy’s Sears	7/31/14 (1) 4/12/16
Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s jcpenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19
Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble jcpenney Macy’s Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/13 1/31/19
Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk jcpenney Sears	7/31/14 1/31/29 3/5/14
The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29
Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk jcpenney Sears	5/31/18 8/21/16 8/31/15 8/4/16
Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s jcpenney Macy’s	10/31/17 (1) (1) 7/31/12
Logan Valley Mall Altoona, PA	100%	2003	1960/1997	jcpenney Macy’s Sears	1/31/17 1/31/15 10/31/16
Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods jcpenney Macy’s Sears	1/31/17 7/27/16 1/31/17 1/31/19 1/31/17 10/31/15 (1) 7/31/13
Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods jcpenney Sears	9/30/17 1/31/16 1/31/13 1/31/18 3/31/17 10/16/14
Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22
New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods jcpenney Regal Cinemas Sears	4/19/14 1/31/17 3/31/13 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2011 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton jcpenney Macy’s Sears	1/31/13 7/31/15 (1) 8/28/15
North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods jcpenney Sears	1/31/18 1/31/16 11/30/14
Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s jcpenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)
Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18
Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Dick’s Sporting Goods Dillard’s jcpenney Macy’s	1/31/22 9/22/13 10/31/15 (1)
Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton jcpenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14
Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29
The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	jcpenney Macy’s Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/15
South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/16
Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)
Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory jcpenney Sears Teletech Customer Care	1/30/16 1/31/19 10/31/15 2/25/13 6/30/13
Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton jcpenney Macy’s Sears	1/31/14 10/31/14 (1) (1)
Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s jcpenney Macy’s Sears	1/31/17 (1) 7/31/15 (1) (1)
Viewmont Mall Scranton, PA	100%	2003	1968/2006	jcpenney Macy’s Sears	10/31/15 (1) 12/31/15
Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group Voorhees Town Hall	(1) (1) 8/31/28 (1)
Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14
Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)
Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory Dillards jcpenney	(1) 1/31/20 (1) (1)
Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble jcpenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)
Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton jcpenney Macy’s Sears	1/31/12 4/30/12 1/31/17 8/1/16

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2011 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration

POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13
Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)
The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/21 (1) 4/30/21 (1)
Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/30/21 (1) 11/30/20
Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)
Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/21
STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)
Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method(1)

(in thousands, except per share amounts)

	June 30, 2011				December 31, 2010
	GAAP	Share of Unconsolidated Partnerships	Total		GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,465,976	$210,854	$	,676,830	$3,448,900	$210,505	$3,659,405
Construction in progress	117,908	810		118,718	121,547	753	122,300
Land held for development	15,363	-		15,363	17,021	-	17,021

Total investments in real estate	3,599,247	211,664		3,810,911	3,587,468	211,258	3,798,726
Accumulated depreciation	(792,682)	(70,273)		(862,955)	(729,086)	(66,699)	(795,785)

Net investments in real estate	2,806,565	141,391		2,947,956	2,858,382	144,559	3,002,941

Investments in partnerships, at equity	25,784	(25,784)		-	30,959	(30,959)	-
Other assets:
Cash and cash equivalents	24,163	5,225		29,388	42,327	4,780	47,107
Rent and other receivables (2)	29,263	6,407		35,670	40,732	6,390	47,122
Intangible assets, net	12,636	230		12,866	15,787	288	16,075
Deferred costs and other assets, net	87,081	8,953		96,034	91,930	8,304	100,234

Total other assets	178,927	(4,969)		173,958	221,735	(11,197)	210,538

Total assets	$2,985,492	$136,422		$3,121,914	$3,080,117	$133,362	$3,213,479

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $993 and $1,569 as of June 30, 2011 and December 31, 2010, respectively)	$1,733,356	$190,866		$1,924,222	$1,744,248	$175,693	$1,919,941
Exchangeable notes (net of discount of $1,842 and $2,809 as of June 30, 2011 and December 31, 2010, respectively)	135,058	-		135,058	134,091	-	134,091
Revolving Facility	70,000	-		70,000	-	-	-
Term Loans	240,000	-		240,000	347,200	-	347,200
Tenants’ deposits and deferred rent	15,016	3,852		18,868	16,583	3,899	20,482
Distributions in excess of partnership investments	56,248	(56,248)		-	44,614	(44,614)	-
Fair value of derivative instruments	25,456	-		25,456	27,233	-	27,233
Other liabilities	52,309	(2,048)		50,261	61,618	(1,616)	60,002

Total liabilities	2,327,443	136,422		2,463,865	2,375,587	133,362	2,508,949

Equity:
Total equity	658,049	-		658,049	704,530	-	704,530

Total liabilities and equity	$2,985,492	$136,422		$3,121,914	$3,080,117	$133,362	$3,213,479

(1) Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2) Total includes straight line rent of $28.1 million ($25.6 million wholly owned, $2.5 million partnership) as of June 30, 2011, and $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type(1)

(in thousands, except per share amounts)

	June 30, 2011				December 31, 2010
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,450,112	$220,477	$21,604	$3,692,193	$3,433,844	$219,321	$23,261	$3,676,426
Construction in progress	63,126	-	55,592	118,718	67,123	-	55,177	122,300

Total investments in real estate	3,513,238	220,477	77,196	3,810,911	3,500,967	219,321	78,438	3,798,726
Accumulated depreciation	(787,602)	(73,956)	(1,397)	(862,955)	(724,708)	(69,785)	(1,292)	(795,785)

Net investments in real estate	2,725,636	146,521	75,799	2,947,956	2,776,259	149,536	77,146	3,002,941

Other assets:
Cash and cash equivalents	18,775	1,595	9,018	29,388	21,119	1,931	24,057	47,107
Rent and other receivables (2)	27,590	6,737	1,343	35,670	37,768	7,008	2,346	47,122
Intangible assets, net	5,568	-	7,298	12,866	8,725	-	7,350	16,075
Deferred costs and other assets, net	64,043	8,959	23,032	96,034	72,165	7,960	20,109	100,234

Total other assets	115,976	17,291	40,691	173,958	139,777	16,899	53,862	210,538

Total assets	$2,841,612	$163,812	$116,490	$3,121,914	$2,916,036	$166,435	$131,008	$3,213,479

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $993 and $1,569 as of June 30, 2011 and December 31, 2010, respectively)	$1,731,883	$187,421	$4,918	$1,924,222	$1,743,470	$171,553	$4,918	$1,919,941
Exchangeable notes (net of discount of $1,842 and $2,809 as of June 30, 2011 and December 31, 2010, respectively)	-	-	135,058	135,058	-	-	134,091	134,091
Revolving Facility	-	-	70,000	70,000	-	-	-	-
Term Loans	-	-	240,000	240,000	-	-	347,200	347,200
Tenants’ deposits and deferred rent	16,808	1,916	144	18,868	18,205	2,128	149	20,482
Fair value of derivative instruments	-	-	25,456	25,456	-	-	27,233	27,233
Other liabilities	30,637	(3,025)	22,649	50,261	32,593	(2,277)	29,686	60,002

Total liabilities	1,779,328	186,312	498,225	2,463,865	1,794,268	171,404	543,277	2,508,949

Equity:
Total equity	1,062,284	(22,500)	(381,735)	658,049	1,121,768	(4,969)	(412,269)	704,530

Total liabilities and equity	$2,841,612	$163,812	$116,490	$3,121,914	$2,916,036	$166,435	$131,008	$3,213,479

(1) Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2) Total includes straight line rent of $28.1 million ($25.6 million wholly owned, $2.5 million partnership) as of June 30, 2011, and $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1)

(in thousands)

	June 30, 2011				December 31, 2010
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,034	$-	$20,033	$50,001	$69,663	$-	$18,536	$51,127
Capital City Mall	96,365	-	23,435	72,930	95,920	-	21,547	74,373
Chambersburg Mall	38,315	-	8,327	29,988	38,529	-	7,803	30,726
Cherry Hill Mall	450,168	43	87,587	362,624	448,513	34	76,173	372,374
Crossroads Mall	38,204	190	9,526	28,868	36,750	1,057	8,903	28,904
Cumberland Mall	63,338	130	10,013	53,455	63,340	153	9,051	54,442
Dartmouth Mall	62,641	-	27,561	35,080	62,543	-	26,604	35,939
Exton Square Mall	148,448	72	28,094	120,426	147,556	64	26,367	121,253
Francis Scott Key Mall	77,515	157	17,877	59,795	76,482	813	16,587	60,708
Gadsden Mall	61,321	-	10,890	50,431	61,174	-	9,735	51,439
The Gallery at Market East	169,916	1,994	23,589	148,321	169,696	2,014	19,913	151,797
Jacksonville Mall	79,728	-	17,389	62,339	79,247	-	16,096	63,151
Logan Valley Mall	96,026	-	23,645	72,381	96,000	-	22,521	73,479
Lycoming Mall	76,819	-	17,141	59,678	76,814	-	15,817	60,997
Magnolia Mall	87,649	562	25,459	62,752	87,434	27	23,814	63,647
Moorestown Mall	93,027	4	26,682	66,349	92,560	87	25,201	67,446
New River Valley Mall	57,954	-	16,789	41,165	57,892	-	15,238	42,654
Nittany Mall	43,628	-	9,699	33,929	43,458	-	9,073	34,385
North Hanover Mall	38,303	17,100	8,643	46,760	38,219	17,100	8,004	47,315
Orlando Fashion Square (2)	42,476	-	5,705	36,771	40,426	-	4,448	35,978
Palmer Park Mall	34,528	-	12,511	22,017	34,465	-	12,103	22,362
Patrick Henry Mall	141,744	-	35,439	106,305	141,312	-	32,338	108,974
Phillipsburg Mall	54,922	7	11,755	43,174	54,088	606	10,930	43,764
Plymouth Meeting Mall	160,002	24	31,391	128,635	159,802	426	28,256	131,972
The Mall at Prince Georges	100,744	-	34,566	66,178	100,654	-	32,782	67,872
South Mall	33,761	-	6,513	27,248	33,728	-	6,107	27,621
Uniontown Mall	39,979	-	10,450	29,529	39,955	-	9,750	30,205
Valley Mall	92,135	-	22,233	69,902	92,081	-	21,252	70,829
Valley View Mall	67,913	-	13,825	54,088	67,602	-	12,977	54,625
Viewmont Mall	90,387	-	19,064	71,323	90,359	-	17,600	72,759
Voorhees Town Center	69,207	17,711	15,604	71,314	66,001	20,774	13,950	72,825
Washington Crown Center	40,259	-	13,206	27,053	40,249	-	12,826	27,423
Willow Grove Park	189,117	25,054	48,548	165,623	189,032	23,943	45,471	167,504
Wiregrass Commons Mall	52,935	-	10,029	42,906	52,072	-	9,159	42,913
Woodland Mall	185,587	-	31,071	154,516	185,530	-	28,070	157,460
Wyoming Valley Mall	108,195	-	24,175	84,020	107,913	-	22,251	85,662

Total Consolidated Malls	3,353,290	63,048	758,464	2,657,874	3,337,059	67,098	697,253	2,706,904

Unconsolidated Malls
Lehigh Valley Mall	41,409	73	18,164	23,318	41,516	21	17,338	24,199
Springfield Mall	55,413	5	10,974	44,444	55,269	4	10,117	45,156

Total Unconsolidated Malls	96,822	78	29,138	67,762	96,785	25	27,455	69,355

TOTAL MALLS	$3,450,112	$63,126	$787,602	$2,725,636	$3,433,844	$67,123	$724,708	$2,776,259

(1) Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2) Includes impairment of $62,700 recorded in the 4th Quarter 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1) (continued)

(in thousands)

	June 30, 2011				December 31, 2010
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$42,648	$-	$12,913	$29,735	$42,020	$-	$12,288	$29,732
The Commons at Magnolia	12,674	-	3,587	9,087	12,674	-	3,347	9,327
Paxton Towne Centre	57,363	-	17,718	39,645	57,147	-	16,198	40,949

Total Consolidated Strip and Power Centers	112,685	-	34,218	78,467	111,841	-	31,833	80,008

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,680	-	16,442	26,238	42,180	-	15,315	26,865
The Court at Oxford Valley	27,883	-	8,932	18,951	27,883	-	8,600	19,283
Red Rose Commons	13,178	-	4,111	9,067	13,178	-	3,936	9,242
Whitehall Mall	16,766	-	8,650	8,116	16,954	-	8,570	8,384
Springfield Park	7,285	-	1,603	5,682	7,285	-	1,531	5,754

Total Unconsolidated Strip and Power Centers	107,792	-	39,738	68,054	107,480	-	37,952	69,528

TOTAL STRIP AND POWER CENTERS	$220,477	$-	$73,956	$146,521	$219,321	$-	$69,785	$149,536

Consolidated Properties Under Development
Springhills (2)	$-	$21,961	$-	$21,961	$-	$21,984	$-	$21,984
White Clay Point (3)	-	32,899	-	32,899	-	32,465	-	32,465

Total Consolidated Properties Under Development	-	54,860	-	54,860	-	54,449	-	54,449

Unconsolidated Properties Under Development
Pavilion at Market East	6,240	732	1,397	5,575	6,240	728	1,292	5,676

Total Unconsolidated Properties Under Development	6,240	732	1,397	5,575	6,240	728	1,292	5,676

Other Properties
Land held for development-consolidated	15,364	-	-	15,364	17,021	-	-	17,021

Total Other Properties	15,364	-	-	15,364	17,021	-	-	17,021

TOTAL DEVELOPMENT AND OTHER	$21,604	$55,592	$1,397	$75,799	$23,261	$55,177	$1,292	$77,146

TOTAL INVESTMENT IN REAL ESTATE	$3,692,193	$118,718	$862,955	$2,947,956	$3,676,426	$122,300	$795,785	$3,002,941

CONSOLIDATED PROPERTIES	$3,481,339	$117,908	$792,682	$2,806,565	$3,465,921	$121,547	$729,086	$2,858,382

UNCONSOLIDATED PROPERTIES	210,854	810	70,273	141,391	210,505	753	66,699	144,559

TOTAL INVESTMENT IN REAL ESTATE	$3,692,193	$118,718	$862,955	$2,947,956	$3,676,426	$122,300	$795,785	$3,002,941

(1) Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2) Includes impairment of $11,484 recorded in the 4th Quarter 2009.

(3) Includes impairment of $11,799 recorded in the 4th Quarter 2008.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended June 30, 2011			Six Months Ended June 30, 2011
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total

Redevelopment projects with incremental GLA and/or anchor replacement (1)	$(906)	$64	$(842)	$2,586	$67	$2,653
New development projects	360	1	361	434	4	438
Tenant allowances	4,612	-	4,612	5,841	-	5,841
Recurring capital expenditures:
CAM expenditures	3,059	110	3,169	3,209	143	3,352
Non-CAM expenditures	1,369	-	1,369	1,549	-	1,549

Total recurring capital expenditures	4,428	110	4,538	4,758	143	4,901

Total	$8,494	$175	$8,669	$13,619	$214	$13,833

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of June 30, 2011

(in thousands)

Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate (5)	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,680,388	70.9%	$52,968	2.2%	$1,733,356	73.1%
Unconsolidated mortgage loans payable	190,866	8.1%	-	0.0%	190,866	8.1%
Exchangeable notes (3)	135,058	5.7%	-	0.0%	135,058	5.7%
2010 Credit Facility (4)	300,000	12.7%	10,000	0.4%	310,000	13.1%

TOTAL OUTSTANDING DEBT	$2,306,312	97.4%	$62,968	2.6%	$2,369,280	100.0%

AVERAGE STATED INTEREST RATE	5.70%		2.47%		5.61%

(1) Includes variable rate debt swapped to fixed rate debt.

(2) Includes debt premium of $993

(3) Net of debt discount of $1,842

(4) Includes $310.0 million of the 2010 Credit Facility. We have entered into interest rate swap agreements to effectively fix $300.0 million of the underlying LIBOR associated with the 2010 Credit Facility at a weighted average rate of 1.77% (excluding the spread on the related debt) for the three-year initial term which expires March 10, 2013. Of that notional amount, $200.0 million of this $300.0 million is also covered by a forward starting swap that becomes effective on April 2, 2012 at a rate of 2.96% until March 2013, excluding the spread on the related debt. Additionally, $15.6 million of which is subject to a LIBOR cap with a strike price of 2.50%. The LIBOR cap will mature in April 2012.

(5) The variable rate amount includes $15.6 million that is subject to a LIBOR cap with a strike rate of 2.5%. The LIBOR cap expires in March 2012.

Average Debt Balance
			2010 Credit Facility
		Mortgage Debt (1)	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	3/31/2011	$1,913,602	$-	$347,200	$136,900	$(2,329)	$2,395,373
Term Loan repayment		-	-	(7,200)	-	-	(7,200)
Red Rose Commons refinancing		2,848	-	-	-	-	2,848
The Court at Oxford Valley refinancing		13,997	-	-	-	-	13,997
2010 Credit Facility Amendment			100,000	(100,000)			-
Revolving Facility repayment		-	(30,000)	-	-	-	(30,000)
Mortgage loan amortization (2)		(6,224)	-	-	-	-	(6,224)
Exchangeable notes discount amortization		-	-	-	-	487	487

Ending Balance	6/30/2011	$1,924,222	$70,000	$240,000	$136,900	$(1,842)	$2,369,280

Weighted Average Balance		$1,913,451	$1,099	$342,460	$136,900	$(2,168)	$2,391,743

(1) Includes debt premium.

(2) Includes the amortization of debt premium and balloon payments.

Debt Maturities (1)
				2010 Credit Facility
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2011	$11,974	$577	$87,703	$-	$-	$-	$(993)	$99,261
2012	21,768	416	407,603	-	-	136,900	(849)	565,838
2013	16,375	-	430,772	-	-	-	-	447,147
2014	14,861	-	99,203	70,000	240,000	-	-	424,064
2015	13,918	-	305,896	-	-	-	-	319,814
2016	3,927	-	219,480	-	-	-	-	223,407
2017	3,199	-	150,000	-	-	-	-	153,199
Thereafter	8,565	-	127,985	-	-	-	-	136,550

	$94,587	$993	$1,828,642	$70,000	$240,000	$136,900	$(1,842)	$2,369,280

(1) The weighted average period to mortgage maturity is 3.48 years, excluding extension options. Excludes debt premium on mortgage loans and debt discount on exchangeable notes. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP) (1)
Year	Balance	Interest Rate	Balance	Interest Rate
2011	$87,886	6.06%	$87,886	6.06%
2012	416,391	5.63%	416,391	5.28%
2013	436,337	5.48%	436,337	5.48%
2014	102,953	7.28%	102,953	7.28%
2015	337,517	5.69%	337,517	5.69%
2016	238,183	5.55%	238,183	5.55%
Thereafter	303,962	5.65%	303,962	5.65%

Total	$1,923,229	5.71%	$1,923,229	5.63%

(1) Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of June 30, 2011

(in thousands)

		Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service
	Lender	Debt	Debt Premium/ (Discount)	Total				Balance at Maturity	Maturity Date
Fixed Rate Mortgage Loans
Paxton Towne Centre (2) (8)	Bank	$54,000	$-	$54,000	5.84%	5.84%	$3,152	$54,000	July 2011
Metroplex Shopping Center	CMBS	28,968	-	28,968	7.25%	7.25%	2,681	28,785	Nov 2011
Capital City Mall	CMBS	48,403	539	48,942	7.61%	5.50%	4,603	47,898	Feb 2012
Beaver Valley Mall	CMBS	42,918	-	42,918	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (2)	Bank	3,837	-	3,837	6.15%	6.15%	240	3,708	Aug 2012
Cherry Hill Mall	Life Insurance Co	182,363	-	182,363	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	54,005	-	54,005	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	CMBS	39,865	454	40,319	6.50%	5.40%	3,413	38,782	Nov 2012
New River Valley Mall (2) (4)	Bank	25,000	-	25,000	6.33%	6.33%	1,583	25,000	Jan 2013
Dartmouth Mall	CMBS	60,496	-	60,496	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	CMBS	55,526	-	55,526	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (2) (3)	Bank	56,265	-	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (2) (3)	Bank	68,000	-	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (2) (3)	Bank	65,000	-	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (2)	Bank	55,000	-	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (2)	Bank	48,000	-	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	Life Insurance Co	68,465	-	68,465	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	Bank	34,488	-	34,488	6.84%	6.84%	3,001	32,470	Jul 2014
Springfield East (2) (5)	Bank	2,251	-	2,251	5.39%	5.39%	92	2,061	Mar 2015
Springfield Park (2) (5)	Bank	2,643	-	2,643	5.39%	5.39%	108	2,419	Mar 2015
Magnolia Mall	CMBS	60,134	-	60,134	5.33%	5.33%	4,413	54,842	July 2015
Patrick Henry Mall	Life Insurance Co	92,383	-	92,383	6.34%	6.34%	7,743	83,210	Oct 2015
Springfield Mall (2)	Bank	33,248	-	33,248	4.77%	4.77%	2,118	30,740	Nov 2015
Willow Grove Park	Life Insurance Co	146,858	-	146,858	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	CMBS	86,052	-	86,052	5.49%	5.49%	5,014	78,996	Mar 2016
Woodland Mall	CMBS	152,131	-	152,131	5.58%	5.58%	10,760	140,484	Apr 2016
The Mall at Prince Georges	CMBS	150,000	-	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	Life Insurance Co	5,772	-	5,772	7.00%	7.00%	574	4,145	Nov 2018
Cumberland Mall Loan #2	Bank	2,378	-	2,378	5.00%	5.00%	390	-	Dec 2018
Lehigh Valley Mall	Life Insurance Co	69,197	-	69,197	5.88%	5.88%	4,972	58,519	July 2020
Valley View Mall	CMBS	31,665	-	31,665	5.95%	5.95%	2,290	27,161	July 2020
Red Rose Commons	CMBS	14,950	-	14,950	5.14%	5.14%	978	12,379	July 2021
The Court at Oxford Valley	CMBS	30,000	-	30,000	5.56%	5.56%	1,668	25,782	July 2021

Total Fixed Rate Mortgage Loans		1,870,261	993	1,871,254	5.81%	5.73%	130,550	1,776,418

Variable Rate Mortgage Loans
One Cherry Hill Plaza (6)	Bank	4,918	-	4,918	1.49%	1.49%	73	4,918	Aug 2011
Christiana Center (7)	Bank	45,000	-	45,000	2.05%	2.05%	3,646	44,257	June 2012
New River Valley Mall (4)	Bank	3,050	-	3,050	4.75%	4.75%	145	3,050	Jan 2013

Total Variable Rate Mortgage Loans		52,968	-	52,968	2.15%	2.15%	3,864	52,225

Total Mortgage Loans		$1,923,229	$993	$1,924,222	5.71%	5.63%	$134,414	$1,828,643

CONSOLIDATED MORTGAGE LOANS		$1,732,363	$993	$1,733,356	5.70%	5.61%	$120,983	$1,660,105
UNCONSOLIDATED MORTGAGE LOANS		190,866	-	190,866	5.81%	5.81%	13,431	168,538
EXCHANGEABLE NOTES (9)		136,900	(1,842)	135,058	4.00%	5.84%	5,476	136,900	June 2012
2010 CREDIT FACILITY - FIXED RATE (10) (11) (12)		300,000	-	300,000	5.78%	5.78%	17,327	300,000	Mar 2014
2010 CREDIT FACILITY - VARIABLE RATE (10) (11)		10,000	-	10,000	4.19%	4.19%	419	10,000	Mar 2014

Total		$2,370,129	$(849)	$2,369,280	5.61%	5.66%	$157,636	$2,275,543

AMORTIZATION OF DEFERRED FINANCING FEES		-	-	-	-	0.41%	-	-

EFFECTIVE INTEREST RATE		$2,370,129	$(849)	$2,369,280	5.61%	6.07%	$157,636	$2,275,543

(1) Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2) The mortgage loan has been swapped to the fixed interest rate presented.

(3) The mortgage loan has two one year extension options.

(4) The mortgage loan has one one year extension option.

(5) The mortgage loan has one five year extension option.

(6) The mortgage loan had two one year extension options. The first option was exercised in June 2009 for the period August 2009 to August 2010. The second option was exercised in July 2010 for the period of August 2010 to August 2011.

(7) The mortgage loan has two one year extension options. The first option was exercised to extend the maturity date to June 2012.

(8) The mortgage loan has two one year extension options. The first option was exercised to extend the maturity date to July 2012.

(9) The marked to market interest rate includes the effect of deferred financing fee amortization and debt discount amortization.

(10) Secured by first mortgage liens on 20 properties. See page 29 for property detail.

(11) The 2010 Credit Facility consists of the 2010 Term Loan, with a balance of $240,000 and the Revolving Facility, with a balance of $70,000. The total available to borrow against the Revolving Facility is $179,439.

(12) Includes $310.0 million of the 2010 Credit Facility. We have entered into interest rate swap agreements to effectively fix $300.0 million of the underlying LIBOR associated with the 2010 Credit Facility at a weighted average rate of 1.77% (excluding the spread on the related debt) for the three-year initial term which expires March 10, 2013. Of that notional amount, $200.0 million of this $300.0 million is also covered by a forward starting swap that becomes effective on April 2, 2012 at a rate of 2.96% until March 2013, excluding the spread on the related debt. Additionally, $15.6 million of which is subject to a LIBOR cap with a strike price of 2.50%. The LIBOR cap will mature in April 2012.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios(1)

June 30, 2011

Consolidated Liabilities to Gross Asset Value	67.55%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 70%

EBITDA to Interest Expense	1.82
EBITDA may not be less than 1.60 to 1.00

Adjusted EBITDA to Fixed Charges	1.53
Adjusted EBITDA may not be less than 1.35 to 1.00

Corporate Debt Yield	10.84%
The ratio of EBITDA to total indebtedness may not be less than 9.50%.

Facility Debt Yield	17.08%
The ratio of NOI for Collateral Properties to Aggregate Outstanding Principal Amount(2)

Collateral Properties
Chambersburg Mall	North Hanover Mall	South Mall
Crossroads Mall	Orlando Fashion Square	Uniontown Mall
Gadsden Mall	P&S Office Building	Voorhees Town Center
The Gallery at Market East I	Palmer Park Mall	Washington Crown Center
The Gallery at Market East II	Phillipsburg Mall	Westgate Anchor Pad
The Commons at Magnolia	Plymouth Meeting Mall	Wiregrass Commons Mall
Nittany Mall	The Plaza at Magnolia

(1) The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010, as amended on June 29, 2011 (the “2010 Credit Facility”), contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Reports on Form 8-K dated March 11, 2010 and June 29, 2011. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2) The Maximum Loan Availability is based on a Facility Debt Yield equal to or greater than 9.75%.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
The Vanguard Group, Inc.	6,150,485
BlackRock Fund Advisors	4,468,151
Cohen & Steers Capital Management, Inc.	2,674,901
Dreman Value Management LLC	2,498,533
Deutsche Investment Management Americas, Inc.	1,924,725
State Street Global Advisors	1,859,365
Brookfield Investment Management, Inc.	1,831,294
Northern Trust Global Investments Ltd.	1,170,493
Pacific Heights Asset Management LLC	1,000,000
JPMorgan Asset Management	889,836

TOTAL of Ten Largest Institutional:	24,467,783
TOTAL of all Institutional Holders:	40,793,171
Ten Largest as % of Total Institutional:	60.0%

(1)	Based on 13F and 13G filings as of June 30, 2011 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2010
Institutional(1)	40,793,171	70.3%	38,639,075
Retail(2)	12,157,388	21.0%	13,992,951
Insiders(3)	5,064,204	8.7%	5,133,095

TOTAL	58,014,763	100.0%	57,765,121

(1) Based on 13F and 13G filings as of June 30, 2011 or most recent filings.

(2) Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3) Insider holdings as of March 31, 2011 (Shares and OP Units only). See proxy statement dated April 27, 2011 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

Th National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. Similarly, FFO per diluted share and OP Unit is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities.

The Company uses FFO and FFO per diluted share and OP Unit in measuring its performance against peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP), including lease termination revenue, minus operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains or sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.